Exhibit 10.18

Our Ref: BIZCOMM BIZCOMM101V1.91/20230150069/CP
SPRINGVIEW ENTERPRISES PTE. LTD.

Date      25/07/2023

PRIVATE & CONFIDENTIAL

SPRINGVIEW ENTERPRISES PTE. LTD.
203 HENDERSON ROAD

#06-01 HENDERSON INDUSTRIAL PARK

SINGAPORE 159546

Dear Sir/Madam.

BUSINESS TERM LOAN

We refer to the OCBC OneForm (“Application Form”) submitted to us in relation to your intended application for a Business Term Loan (the “Loan”).

We are pleased to notify you that the Loan shall be extended to you in accordance with and subject to the Terms and Conditions below, the Terms and Conditions set out in the Application Form, the Bank’s Standard Terms & Conditions Governing Banking Facilities and the Terms and Conditions Governing Business Loans.

Terms not otherwise defined herein shall have the meaning given to it in the Terms and Conditions Governing Business Loans.

(A) Business Term Loan

☐	Loan Amount :	SGD300,000.00

☐	Tenor of Business Term Loan:	60 Month(s)

☐	Interest:	4.25% p.a. below the Bank’s prevailing Business Term Rate currently at 12% p.a. (BTL Board Rate362)

☐	Lock In Period :	No lock in period applicable.

☐	Prepayment :	You may repay any part of the Business Term Loan by giving not less than three (3) months prior written notice, provided that any partial prepayment shall not be less than S$5,000 and any further amounts must be in multiples of S$1,000.

You may also fully repay the Business Term Loan by giving three (3) months’ prior written notice.

☐	Facility Fee:	A facility fee of 1.5% flat on the quantum of the Business Term Loan granted (subject to a minimum fee of S$500) shall be levied upon disbursement.

Noti / BTL / Jul 2023	Page 1 of 2

Our Ref: BIZCOMM BIZCOMM101V1.91/20230150069/CP
SPRINGVIEW ENTERPRISES PTE LTD.

☐	Security/Support:	Deed of Guarantee and Indemnity for all monies from LEE SIEW YIAN and HENG KONG CHUAN.

☐	Default lnterest:	Default Interest is calculated at a rate of 3.0% p.a. over the prevailing Business Term Loan interest rate.

☐	Disbursement:	The Business Term Loan shall be disbursed in multiples of S$5,000 only.

Disbursement of the Business Term Loan shall otherwise be disbursed in accordance with the Terms & Conditions Governing Business Loans.

☐	Cancellation Fee:	Where the Business Term Loan is disbursed progressively, a cancellation fee of 2.0% flat on the undisbursed amount of the Business Term Loan granted shall be levied if the Business Term Loan is not or cannot be fully drawn down for whatever reason within six (6) months from the date of its first disbursement.

The aforesaid Loan Amount shall be disbursed into your account in accordance with the Terms & Conditions Governing Business Loans upon provision and/or completion of all documentation as the Bank may require at its absolute discretion.

We will send you details of your monthly instalments for the Loan after the disbursement date.

Please feel free to contact Tan Jun Hong at REDACTED.

Thank you for banking with OCBC.

Yours sincerely,

/s/ Tan Jun Hong	/s/ Tan Evangeline Ivy
Tan Jun Hong	Tan Evangeline Ivy
Manager	Group Leader
Emerging Business	Emerging Business
Enterprise Banking	Enterprise Banking

Noti / BTL / Jul 2023	Page 2 of 2

31 July 2023

SPRINGVIEW ENTERPRISES PTE. LTD.

203 HENDERSON ROAD                                         501

#06-01

HENDERSON INDUSTRIAL PARK

SINGAPORE 159546

Dear Sirs

BUSINESS TERM LOAN

Loan Account No. : 5012288389-00000

Please be informed that an 31 Jul ‘23, we have disbursed SGD300,000.00.

Accordingly, your monthly instalment from 01 Sep ‘23 will be SGD6,047.09. This instalment will remain until further notice from us.

If you are using an OCBC Account for the repayment of your monthly payment, and you have not conducted any activity for this account in the last 12 months prior to the payment due date stated herein, please be reminded to re-activate your account by making a deposit into your account personally at any OCBC Bank branch before the indicated payment due date.

For enquiries, please call our Customer Service Officers at 6538 1111.

Thank you for banking with us.

Yours faithfully

Enterprise Banking

This is a computer-generated document. No signature is required.

LNO701PDL/26	14 / PAGE 1 OF 1

OVERSEA-CHINESE BANKING CORPORATION LIMITED

TERMS & CONDITIONS GOVERNING BUSINESS LOANS

1.	Definitions and Interpretation

In these Terms and Conditions, except to the extent that the context requires otherwise, the following terms shall have the following respective meanings:

“Account” means a current or any other account held with the Bank solely in your name by or into which the relevant or (as may be applicable) any Loan is availed or disbursed for your utilisation subject to these Terms and Conditions.

“Application Form” means (i) the Bank’s prescribed application form for submitting a request for any one or more Loans; or (ii) such forms relating to or in connection with the application of any one or more Loans; or (iii) such forms as may be identified, prescribed or determined by the Bank (at its absolute discretion) to be an “Application Form”.

“Bank” means Oversea-Chinese Banking Corporation Limited and shall include its successors and assigns.

“Business Credit Approved Limit” means, in relation to any Business Overdraft Facility and/or Business Revolving Short Term Loan, the credit limit approved by the Bank from time to time for that Loan.

“Business Day” means a day (other than Saturday and Sunday) on which the Bank is open for business in Singapore.

“Business Overdraft Facility” means an overdraft facility which the Bank may extend to you on these Terms and Conditions.

“Business Revolving Short Term Loan” means a term loan which the Bank may extend to you on these Terms and Conditions.

“Business Term Loan” means a term loan facility which the Bank may extend to you on these Terms and Conditions.

“Commencement Date” means the first day of the month following the date of the first disbursement of the Business Term Loan, Working Capital Loan, or Green Development Capital Loan or any part thereof as the case may be.

“Drawdown Commencement Date” means, in relation to any drawdown request, the first day of the month following the date of disbursement of the relevant drawdown request under the Business Revolving Short Term Loan or any part thereof as the case may be.

“Drawdown Relevant Date” means, in relation to any drawdown request, the first day of the second month following the month of the disbursement of the relevant drawdown request under the Business Revolving Short Term Loan or any part thereof as the case may be.

“Excess Sum” means in relation to the Business Overdraft Facility, all sums in excess of the Business Credit Approved Limit.

“Enterprise Singapore” means Enterprise Singapore, a body corporate established under the Enterprise Singapore Board Act and shall include its successors and assigns.

“Facility Cheques” means cheques issued by you out from the Facility Cheque Books.

OCBC/Jul2023	- 1 -

“Facility Cheque Book” means a cheque book issued by the Bank for your usage in connection with the Business Overdraft Facility.

“Green Development Capital Loan” means a term loan facility which the Bank may extend to you on these Terms and Conditions.

“Green Development Capital Loan Programme” means the EFS Green Programme or the Green Development Capital Loan Programme under the Enterprise Financing Scheme (EFS) supported by Enterprise Singapore or a similar program referred to by such other names as organised by Enterprise Singapore from time to time.

“Surety” means any person or entity giving a guarantee or any other form of security and / or support in favour of the Bank as security and / or support for any Loan.

“Loan” means any of the Business Term Loan, the Business Overdraft Facility, Working Capital Loan, Business Revolving Short Term Loan and Green Development Capital Loan which you have requested for under any Application Form which is submitted in accordance with and subject to these Terms and Conditions and “Loans” means all of such loans.

“Minimum Payment Amount” means the minimum payment amount indicated in the Statement of Account for the Business Overdraft Facility.

“Notification Letter” means the Bank’s letter to you providing for the Bank’s acceptance of your application for any Loan and which sets out the relevant terms of the Loan including, without limitation:

(a)	the quantum;

(b)	the tenor;

(c)	the applicable interest rate;

(d)	details relating to disbursement, repayment, prepayment; and

(e)	any applicable fees.

“Relevant Date” means the first day of the second month following the month of the first disbursement of the Business Term Loan, Working Capital Loan or Green Development Capital Loan as the case may be.

“Statement of Account” means the Bank’s periodic statement showing the amount(s) drawn by you and/or due to the Bank in connection with an Account.

“Working Capital Loan” means a term loan facility which the Bank may extend to you on these Terms and Conditions.

“Working Capital Loan Programme” means the SME Working Capital Loan Programme or SME Enhanced Working Capital Loan Programme under the Enterprise Financing Scheme (EFS) supported by Enterprise Singapore or a similar program referred to by such other names as organised by Enterprise Singapore from time to time.

“You” means the person(s) and/or entity in whose name(s) the Application Form is submitted whether personally or for and behalf of and, for the avoidance of doubt, such reference shall include in the case of a sole-proprietorship, the sole proprietor of the firm and in the case of a firm of partners, each of the partners.

1A	For the purposes of these Terms and Conditions, all references to “Working Capital Loan” shall include all loans that may be designated as a Working Capital Loan by the Bank in its absolute discretion (including but without limitation, the “Business First Loan” or such other revised facility/product name given to the “Business First Loan” by the Bank from time to time).

OCBC/Jul2023	- 2 -

2.	Incorporation of Terms

(a)	The Bank’s Standard Terms and Conditions Governing Banking Facilities (a copy of which is annexed hereto) and any amendments, supplements or replacements thereto from time to time shall form part of and be deemed to be incorporated into these Terms and Conditions. All references to a “Facility Letter” and the “Borrower” in the Bank’s Standard Terms and Conditions Governing Banking Facilities shall be construed to refer respectively to (i) the Application Form and these Terms and Conditions and (ii) you. In the event of any inconsistency, the terms set out in the Application Form and these Terms and Conditions shall prevail.

(b)	These Terms and Conditions shall form a part of and be deemed to be incorporated in the Application Form and in each agreement entered into between you and the Bank pursuant to the Application Form and shall govern each of the Loans.

3.	Application

An application for any Loan shall be made on the Application Form. You understand that the Bank has the right not to approve an application at its absolute discretion. You understand that in the event that your application is rejected, the Bank is not under any obligation whatsoever to render you any reason or explanation.

4.	Loan

(a)	Business Overdraft Facility

The Business Overdraft Facility is a Singapore Dollar overdraft facility. Notwithstanding the limit applied/requested for by you, the Bank may at its sole and absolute discretion determine the Business Credit Approved Limit of the Business Overdraft Facility to be availed to you from time to time.

(b)	Business Term Loan

The Business Term Loan is a Singapore Dollar term loan facility. Notwithstanding the quantum and tenor applied/requested for by you, the Bank may determine the actual quantum and tenor of the Business Term Loan granted to you at its sole and absolute discretion.

(c)	Business Revolving Short Term Loan

The Business Revolving Short Term Loan is a Singapore Dollar revolving credit facility. Notwithstanding the limit applied/requested for by you, the Bank may at its sole and absolute discretion determine the Business Credit Approved Limit of the Business Revolving Short Term Loan to be availed to you from time to time.

(d)	Working Capital Loan

Subject to Clause 14(c), the Working Capital Loan is a Singapore Dollar term loan facility. Notwithstanding the quantum and tenor applied/requested for by you, the Bank may determine the actual quantum and tenor of the Working Capital Loan granted to you at its sole and absolute discretion. The Working Capital Loan is subject to the approval of Enterprise Singapore and to your continuing at all times to meet the eligibility criteria prescribed by Enterprise Singapore for borrowers under the Working Capital Loan Programme (as set out at: https://www.enterprisesg.gov.sg/financial-support/enterprise-financing-scheme---sme-working-capital), and as may be amended from time to time.

(e)	Green Development Capital Loan

Subject to Clause 14(d), the Green Development Capital Loan is a Singapore Dollar term loan facility. Notwithstanding the quantum and tenor applied/requested for by you, the Bank may determine the actual quantum and tenor of the Green Development Capital Loan granted to you as its sole and absolute discretion. The Green Development Capital Loan is subject to the approval of Enterprise Singapore and to your continuing at all times to meet the eligibility criteria prescribed by Enterprise Singapore for borrowers under the Green Development Capital Loan Programme (as set out at: https://www.enterprisesg.gov.sg/financial-support/enterprise-financing-scheme---green), and as may be amended from time to time.

OCBC/Jul2023	- 3 -

5.	Purpose of Loan

The proceeds of the Business Overdraft Facility / Business Term Loan / Working Capital Loan / Business Revolving Short Term Loan / Green Development Capital Loan are to be applied towards your working capital requirements.

6.	Acceptance

By submitting the Application Form for any Loan, you are offering to borrow from the Bank such Loan of such limit, amount and/or such tenor (whichever is applicable) as the Bank may approve, notify you and/or avail to or disburse into the Account as designated by the Bank at its sole and absolute discretion. You agree that such availment or disbursement shall constitute acceptance by the Bank of such offer to borrow without any further action from you or the Bank.

7.	Interest

(a)	Business Overdraft Facility

i.	Interest for the Business Overdraft Facility shall be computed at an interest as stated in the Notification Letter or such other rate as the Bank may determine from time to time.

ii.	For the avoidance of doubt, in the event the rate(s) of interest applicable to the Business Overdraft Facility is revised by the Bank (at the Bank’s absolute discretion), you agree that you shall be liable to such revised rate(s) of interest as the Bank may notify you.

iii.	Interest for the Business Overdraft Facility shall be calculated on the daily outstanding balances and capitalised monthly or on such other periodic basis as the Bank may from time to time determine.

iv.	A minimum interest, as stated in the Notification Letter or such other amount as the Bank may determine from time to time, will be levied and debited from the Account each month if the Account has a debit balance at any time within a calendar month.

v.	Notwithstanding any of the above, any outstanding amounts over and above the Credit Limit shall be subject to the prevailing excess interest rate stated in the Notification Letter or such other rate as the Bank may determine from time to time.

For the avoidance of doubt, in the event the prevailing excess interest rate is revised by the Bank (at the Bank’s absolute discretion), you agree that you shall be liable to such revised rate(s) of interest as the Bank may notify you.

vi.	If the Minimum Payment Amount or any other sum(s) is not paid on its respective due dates of payment therefore, the Bank shall be entitled to charge a fee as stated in the Notification Letter.

vii.	Default interest calculated at the rate stated in the Notification Letter or such other rates as may be determined by the Bank in its absolute discretion on any part of the Business Overdraft Facility that is not paid on and from its due date or upon demand, as the case may be, until the date of payment, shall be payable by you.

OCBC/Jul2023	- 4 -

(b)	Business Term Loan

i.	Interest shall be computed with monthly rests at the interest rate stated in the Notification Letter or at such other rate as the Bank may determine from time to time.

ii.	For the avoidance of doubt, in the event the rate(s) of interest applicable to the Business Term Loan is revised by the Bank (at the Bank’s absolute discretion), you agree that you shall be liable to such revised rate(s) of interest as the Bank may notify you.

You shall pay such increased or reduced monthly instalments based on the new rate(s) of interest to enable the Business Term Loan to be completely repaid within the agreed tenor.

iii.	Default interest calculated at the rate stated in the Notification Letter or such other rates as may be determined by the Bank in its absolute discretion on any part of the Business Term Loan that is not paid on and from its due date or upon demand, as the case may be, until the date of payment shall be payable by you.

(c)	Business Revolving Short Term Loan

i.	Interest for the Business Revolving Short Term Loan Facility shall be computed at the interest rate stated in the Notification Letter or such other rate as the Bank may determine from time to time.

ii.	For the avoidance of doubt, in the event the rate(s) of interest applicable to the Business Revolving Short Term Loan is revised by the Bank (at the Bank’s absolute discretion), you agree that you shall be liable to such revised rate(s) of interest as the Bank may notify you.

You shall pay such increased or reduced monthly instalments based on the new rate(s) of interest to enable the Business Revolving Short Term Loan to be completely repaid within the agreed tenor.

iii.	Interest for the Business Revolving Short Term Loan Facility shall be calculated on the daily outstanding balances and capitalised monthly or on such other periodic basis as the Bank may from time to time determine.

iv.	Default interest calculated at the rate stated in the Notification Letter or such other rates as may be determined by the Bank in its absolute discretion on any part of the Business Revolving Short Term Loan that is not paid on and from its due date or upon demand as the case may be, until the date of payment shall be payable by you.

(d)	Working Capital Loan

i.	Interest shall be computed with monthly rests at the interest rate stated in the Notification Letter or at such other rate as the Bank may determine from time to time (the “Working Capital Loan Lending Rate”).

ii.	For the avoidance of doubt, in the event the rate(s) of interest applicable to the Working Capital Loan is revised by the Bank (at the Bank’s absolute discretion), you agree that you shall be liable to such revised rate(s) of interest as the Bank may notify you.

You shall pay such increased or reduced monthly instalments based on the new rate(s) of interest to enable the Working Capital Loan to be completely repaid within the agreed tenor.

iii.	Default interest calculated at the rate stated in the Notification Letter or such other rates as may be determined by the Bank or Enterprise Singapore from time to time in its absolute discretion on any part of the Working Capital Loan that is not paid on and from its due date or upon demand, as the case may be, until the date on which payment is made in full by you.

OCBC/Jul2023	- 5 -

(e)	Green Development Capital Loan

i.	Interest shall be computed with monthly rests at the interest rate stated in the Notification Letter or at such other rate as the Bank may determine from time to time (the “Green Development Capital Loan Lending Rate”).

ii.	For the avoidance of doubt, in the event the rate(s) of interest applicable to the Green Development Capital Loan is revised by the Bank (at the Bank’s absolute discretion), you agree that you shall be liable to such revised rate(s) of interest as the Bank may notify you.

You shall pay such increased or reduced monthly instalments based on the new rate(s) of interest to enable the Green Development Capital Loan to be completely repaid within the agreed tenor.

iii.	Default interest calculated at the rate stated in the Notification Letter or such other rates as may be determined by the Bank or Enterprise Singapore from time to time in its absolute discretion on any part of the Green Development Capital Loan that is not paid on and from its due date or upon demand, as the case may be, until the date on which payment is made in full by you.

Notwithstanding anything stated in these Terms and Conditions, the Bank may vary any interest rate(s), fees and charges for any Loan from time to time at its absolute discretion.

8.	Availability/Disbursement

(a)	Business Overdraft Facility

i.	The Business Overdraft Facility shall be availed for your utilisation under an Account which the Bank may designate at its sole and absolute discretion by way of Facility Cheques and/or Corporate ATM Cards (which shall be governed by the Bank’s Business Account Terms and Conditions and any amendments, supplements or replacements thereto from time to time and/or such other terms and conditions as may be imposed by the Bank from time to time) or in such other manner that the Bank may agree from time to time.

ii.	The Business Credit Approved Limit shall be such sum as may be approved and notified by the Bank to you from time to time subject to prevailing legislation, rules, regulations and/or directives imposed or issued by the competent authorities.

iii.	The Bank may from time to time increase the applicable Business Credit Approved Limit. Any such increase in the Business Credit Approved Limit shall be notified by the Bank to you and shall be deemed to be accepted by you unless the Bank shall be in receipt of a written notice of objection within 7 days of the Bank’s notice as aforesaid. For the avoidance of doubt, the continued usage of the Business Overdraft Facility or the nontermination of the Account by you shall be deemed to be your acceptance of the said increase.

iv.	You shall operate and maintain the Business Overdraft Facility within the Business Credit Approved Limit at all times. However, the Bank may at its absolute discretion and without prior notice to you, honour any Facility Cheque(s) issued in accordance with these Terms and Conditions, allow any drawing on the Account or otherwise debit the Account with such sum or sums payable by you pursuant to these Terms and Conditions notwithstanding that such drawing or debiting shall cause the Business Credit Approved Limit to be exceeded. You shall ensure that the Excess Sums are immediately paid to the Bank.

OCBC/Jul2023	- 6 -

v.	The Bank is authorised but not obliged to honour all Facility Cheques issued by the authorised signatories of the Account in accordance with the signature requirements as may be given by you from time to time in the Bank’s prescribed form. Without prejudice to the generality of the foregoing, the Bank shall be entitled at its absolute discretion to refuse to honour any Facility Cheque presented more than 6 months after the date of such cheque.

vi.	Facility Cheque(s) shall not at any time be issued to pay the Minimum Payment Amount or any other monies owing under any Account, the Business Overdraft Facility, and/or these Terms and Conditions.

vii.	You shall keep all Facility Cheques and Facility Cheque Books in a safe and secure place. You shall take all steps and precautions to prevent any forgery, fraud, loss or theft in respect thereof, including but not limited to not drawing Facility Cheques in a manner which facilitates fraud or forgery and complying with all term and conditions printed on the cover of the Facility Cheque Book.

viii.	If any Facility Cheque or Facility Cheque Book is lost, stolen, mislaid or if you have reason to believe or suspect or knows that there has been unauthorised use of any Facility Cheque or Facility Cheque Book, you shall immediately notify the Bank in writing. You shall be liable for all unauthorised transactions made prior to the Bank’s receipt of a written notification from you of the loss, theft or unauthorised use of the Facility Cheque Book.

ix.	If any lost, stolen or mislaid Facility Cheque or Facility Cheque Book is found or recovered, you must not use such cheque or cheque book but must immediately notify the Bank and return the same to the Bank.

x.	The Bank shall be entitled at its absolute discretion to issue a replacement Facility Cheque Book upon such terms and conditions as the Bank may deem fit.

(b)	Business Term Loan

i.	Upon approval and completion of all matters and documentation (if any) as may be required by the Bank to its satisfaction, the Business Term Loan, in the amount(s) approved by the Bank at its sole and absolute discretion, shall be disbursed into an Account which the Bank may designate and/or used to directly repay your outstanding loan with another bank or financial institution in Singapore, other than with OCBC.

(c)	Business Revolving Short Term Loan

i.	The Business Revolving Short Term Loan shall be availed for your utilisation under an Account which the Bank may designate at its sole and absolute discretion or in such other manner that the Bank may agree from time to time.

ii.	The Business Credit Approved Limit shall be such sum as may be approved and notified by the Bank to you from time to time subject to prevailing legislation, rules, regulations and/or directives imposed or issued by the competent authorities.

iii.	The Bank may from time to time increase the Business Credit Approved Limit. Any such increase in the Business Credit Approved Limit shall be notified by the Bank to you and shall be deemed to be accepted by you unless the Bank shall be in receipt of a written notice of objection within 7 days of the Bank’s notice as aforesaid. For the avoidance of doubt, the continued usage of the Business Revolving Short Term Loan or the non-termination of the Account by you shall be deemed to be your acceptance of the said increase.

iv.	Subject to the availability of funds to the Bank, the Business Revolving Short Term Loan will be available for drawdown by you from time to time on a revolving basis provided always that at any one time the aggregate principal sum of all advances made under the Business Revolving Short Term Loan and remaining unpaid shall not exceed the Business Credit Approved Limit applicable at that time.

OCBC/Jul2023	- 7 -

v.	Subject to the Bank’s absolute discretion to permit otherwise:-

1.	Each advance from the Business Revolving Short Term Loan shall be of an amount falling within the parameters stated in the Notification Letter.

2.	You may select the applicable interest period from those as stated in the Notification Letter. The duration of each interest period shall be that as notified to the Bank in your notice of drawing relating thereto (“Notice of Drawing”). You shall select such interest periods as shall enable you to comply with your obligations under these Terms and Conditions.

3.	Each interest period shall start on the last day of the preceding such period and the first interest period shall begin on the date of the first advance.

vi.	The Notice of Drawing under the Business Revolving Short Term Loan:-

1.	Subject to the Bank’s absolute discretion to permit otherwise, shall be given by you to the Bank not later than 11.00 a.m. on the third Business Day prior to the intended date of advance;

2.	Must specify a proposed date of the advice which is a Business Day; and

3.	Must be in writing in a form as satisfactory to the Bank and shall be irrevocable and binding on you.

vii.	If you fail to give the Notice of Drawing in accordance with the above, the interest period shall, subject to the other provisions of this Clause, be that as stated in the Notification Letter.

viii.	Any interest period which would otherwise end on a non-Business Day shall end on the next Business Day in that calendar month if there is one, or if there is not, on the immediately preceding Business Day.

ix.	You shall not be entitled to prepay in part any advance before the last day of the interest period.

(d)	Working Capital Loan

i.	Upon approval and completion of all matters and documentation (if any) as may be required by the Bank to its satisfaction, the Working Capital Loan, in the amount(s) approved by the Bank, shall be disbursed into an Account which the Bank may designate at its sole and absolute discretion.

(e)	Green Development Capital Loan

i.	Upon approval and completion of all matters and documentation (if any) as may be required by the Bank to its satisfaction, the Green Development Capital Loan, in the amount(s) approved by the Bank, shall be disbursed into an Account which the Bank may designate at its sole and absolute discretion.

9.	Repayment

(a)	Business Overdraft Facility

i.	The Business Overdraft Facility is repayable on demand.

ii.	A Statement of Account will be sent to you on a monthly basis. Each month, you shall pay at least the Minimum Payment Amount, on or before the respective due date(s) of payment as stated in the Statement of Account. The Minimum Payment Amount shall include, among others, the sum amounting to a given percentage stated in the Notification Letter, of the month end balance as set out in the relevant monthly Statement of Account, the Excess Sum and where applicable, any overdue payments in respect of the Account.

OCBC/Jul2023	- 8 -

iii.	The Bank reserves the right to vary the minimum payment requirements (including, without limitation, the Minimum Payment Amount) and the due date of payment at its absolute discretion without prior notice to you.

iv.	If the Minimum Payment Amount for the preceding month is overdue (whether in full or in part), you shall pay the Minimum Payment Amount stipulated in the current month’s Statement of Account to the Bank immediately. You shall not use the Business Overdraft Facility to settle the Minimum Payment Amount.

(b)	Business Term Loan

i.	The Business Term Loan is repayable on demand.

ii.	The Business Term Loan shall be repaid by equal monthly principal instalments or by any such instalments as may be specified or fixed by the Bank from time to time. Interest shall be serviced monthly.

iii.	If the Business Term Loan is disbursed in one lump sum on or before the fifteenth day of the month, the first of such principal instalment and the interest payable under the Business Term Loan shall commence on the Commencement Date or such other date as may be determined by the Bank. Subsequent principal instalments and interests shall be payable on the first day of every succeeding month from the Commencement Date or such other date as may be determined by the Bank until the Business Term Loan and interest thereon shall have been paid in full.

If the date of disbursement falls after the fifteenth day of the month, the first principal instalment and interest payable under the Business Term Loan shall commence on the Relevant Date or such other date as may be determined by the Bank. Subsequent instalments and interests shall be payable on the first day of each succeeding month following the Relevant Date or such other date as may be determined by the Bank until the Business Term Loan and interest thereon shall have been paid in full.

iv.	If the Business Term Loan is progressively disbursed, you shall be informed of the monthly instalments payable under the Business Term Loan from time to time.

(c)	Business Revolving Short Term Loan

i.	The Business Revolving Short Term Loan is repayable on demand.

ii.	The Business Revolving Short Term Loan shall be repaid by equal monthly principal instalments or by any such instalments as may be specified or fixed by the Bank from time to time. Interest shall be serviced monthly

iii.	If the Business Revolving Short Term Loan is disbursed on or before the fifteenth day of the month, the first of such principal instalment and the interest payable under the Business Revolving Short Term Loan shall commence on the Drawdown Commencement Date or such other date as may be determined by the Bank. Subsequent principal instalments and interests shall be payable on the first day of every succeeding month from the Commencement Date or such other date as may be determined by the Bank until the Business Revolving Short Term Loan and interest thereon shall have been paid in full.

If the date of disbursement falls after the fifteenth day of the month, the first principal instalment and interest payable under the Business Revolving Short Term Loan shall commence on the Drawdown Relevant Date or such other date as may be determined by the Bank. Subsequent instalments and interests shall be payable on the first day of each succeeding month following the Relevant Date or such other date as may be determined by the Bank until the Business Revolving Short Term Loan and interest thereon shall have been paid in full.

OCBC/Jul2023	- 9 -

(d)	Working Capital Loan

i.	The Working Capital Loan is repayable on demand.

ii.	The Working Capital Loan shall be repaid by equal monthly principal instalments or by any such instalments as may be specified or fixed by the Bank from time to time. Interest shall be serviced monthly.

iii.	If the Working Capital Loan is disbursed in one lump sum on or before the fifteenth day of the month, the first of such principal instalment and the interest payable under the Working Capital Loan shall commence on the Commencement Date or such other date as may be determined by the Bank. Subsequent principal instalments and interests shall be payable on the first day of every succeeding month from the Commencement Date or such other date as may be determined by the Bank until the Working Capital Loan and interest thereon shall have been paid in full.

If the date of disbursement falls after the fifteenth day of the month, the first principal instalment and interest payable under the Working Capital Loan shall commence on the Relevant Date or such other date as may be determined by the Bank. Subsequent instalments and interests shall be payable on the first day of each succeeding month following the Relevant Date or such other date as may be determined by the Bank until the Working Capital Loan and interest thereon shall have been paid in full.

iv.	If the Working Capital Loan is progressively disbursed, you shall be informed of the monthly instalments payable under the Working Capital Loan from time to time.

(e)	Green Development Capital Loan

i.	The Green Development Capital Loan is repayable on demand.

ii.	The Green Development Capital Loan shall be repaid by equal monthly principal instalments or by any such instalments as may be specified or fixed by the Bank from time to time. Interest shall be serviced monthly.

iii.	If the Green Development Capital Loan is disbursed in one lump sum on or before the fifteenth day of the month, the first of such principal instalment and the interest payable under the Green Development Capital Loan shall commence on the Commencement Date or such other date as may be determined by the Bank. Subsequent principal instalments and interests shall be payable on the first day of every succeeding month from the Commencement Date or such other date as may be determined by the Bank until the Green Development Capital Loan and interest thereon shall have been paid in full.

If the date of disbursement falls after the fifteenth day of the month, the first principal instalment and interest payable under the Green Development Capital Loan shall commence on the Relevant Date or such other date as may be determined by the Bank. Subsequent instalments and interests shall be payable on the first day of each succeeding month following the Relevant Date or such other date as may be determined by the Bank until the Green Development Capital Loan and interest thereon shall have been paid in full.

iv.	If the Green Development Capital Loan is progressively disbursed, you shall be informed of the monthly instalments payable under the Green Development Capital Loan from time to time.

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10.	Partial Prepayment/Full Redemption

(a)	Business Term Loan

i.	You may repay any part of the Business Term Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount to be prepaid).

ii.	Partial prepayments shall only be applied towards reduction of the monthly instalment amount payable in respect of the Business Term Loan unless the Bank agrees otherwise.

iii.	You may also fully prepay the Business Term Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount outstanding).

iv.	A prepayment fee, computed as a percentage of the amount to be prepaid and as notified to you by the Bank in the Notification Letter, shall be levied and payable by you if you prepay any part of the Business Term Loan (whether in whole or in part) anytime during or within the lock in period of the Business Term Loan as stated in the Notification Letter.

v.	An administrative processing fee, as stated in the Notification Letter, will be payable by you if you prepay (whether fully or partially) the Business Term Loan anytime during or within the lock in period of the Business Term Loan as stated in our Notification Letter to you.

vi.	The Business Term Loan or any part thereof once prepaid, partially or wholly, cannot be redrawn.

(b)	Business Revolving Short Term Loan

i.	You prepay any part amount of the Business Revolving Short Term Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount to be prepaid).

ii.	Partial prepayments shall only be applied towards reduction of the monthly instalment amount payable in respect of the Business Revolving Short Term Loan unless the Bank agrees otherwise.

iii.	You may also fully prepay the Business Revolving Short Term Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount outstanding).

iv.	A prepayment fee on the prepayment amount, as stated in the Notification Letter, shall be levied and payable by you if you prepay any part of the Business Revolving Short Term Loan in part.

v.	The Business Revolving Short Term Loan or any part thereof once prepaid, partially or wholly, can be redrawn.

(c)	Working Capital Loan

i.	You may prepay any part of the Working Capital Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount to be prepaid).

ii.	Partial prepayments shall only be applied towards reduction of the monthly instalment amount payable in respect of the Working Capital Loan unless the Bank agrees otherwise

iii.	You may also fully prepay the Working Capital Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount outstanding).

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iv.	The Working Capital Loan or any part thereof once prepaid, partially or wholly, cannot be redrawn.

(d)	Green Development Capital Loan

i.	You may prepay any part of the Green Development Capital Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount to be prepaid).

ii.	Partial prepayments shall only be applied towards reduction of the monthly instalment amount payable in respect of the Green Development Capital Loan unless the Bank agrees otherwise

iii.	You may also fully prepay the Green Development Capital Loan by giving prior written notice in accordance with the Notification Letter (or interest in lieu of notice calculated based on the amount outstanding).

iv.	A prepayment fee on the prepayment amount, as stated in the Notification Letter, shall be levied and payable by you if you prepay any part of the Green Development Capital Loan (whether in whole or in part) anytime during or within the loan period of the Green Development Capital Loan as stated in our Notification Letter to you.

v.	The Green Development Capital Loan or any part thereof once prepaid, partially or wholly, cannot be redrawn.

11.	Guarantee/Security

You shall furnish or procure guarantee and/or other security to be granted by all the Principal(s)/Surety(s) as listed in the Application Form and in such form acceptable or prescribed by the Bank, together with any ancillary documents thereto prior to the availment and/or disbursement of the Loans and at any time thereafter as may be requested by the Bank from time to time.

12.	Fees

(a)	Business Overdraft Facility

i.	A non-refundable fee, computed as a percentage of the aggregate of the Business Credit Approved Limit and as stated in the Notification Letter, shall be payable when the Business Overdraft Facility is first made available to you, or on such other date as may be determined by the Bank.

ii.	An annual fee shall be payable one month from the date on which the Business Overdraft Facility is first made available to you, or such other date as the Bank may determine from time to time, and thereafter on the anniversary date of each succeeding year. The annual fee shall be computed as a percentage of the aggregate of the Business Credit Approved Limit, which percentage shall be as stated in the Notification Letter.

iii.	Any increase in the Business Credit Approved Limit shall be subject to a processing fee, computed as a percentage of the incremental quantum of the revised Business Credit Approved Limit, which percentage shall be as stated in the Notification Letter. Any decrease in the Business Credit Approved Limit shall be subject to a processing fee, computed as a percentage of the aggregate of the revised Business Credit Approved Limit, which percentage shall be as stated in the Notification Letter.

iv.	A fee of such amount as indicated in the Bank’s Business Pricing Guide shall be charged for any Facility Cheque that is dishonoured or otherwise returned to you for any reason whatsoever.

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v.	A fee of such amount as indicated in the Bank’s Business Pricing Guide shall be charged for each stop payment instruction given in respect of each and any Facility Cheque or for each and any cheque which is presented for deposit in the Account but which is subsequently returned for any reason whatsoever.

vi.	A fee of such amount as indicated in the Bank’s Business Pricing Guide (and as may be determined by the Bank from time to time) shall be charged for each Facility Cheque encashed over the counter or received by the Bank for clearing in excess of the Cheque Quota.

vii.	Transaction charges, account and statement service charges, cash deposit/withdrawal and exchange services charges, and other services charges as listed in the Bank’s Business Pricing Guide shall be payable by you.

viii.	Without prejudice to the foregoing, the Bank shall be entitled to charge or levy any fees or charges at such rate(s) or such amount and where applicable, on such periodic basis as shall be determined by the Bank from time to time for making available the Account and the Business Overdraft Facility to you and for each additional copy of the Statement of Account requested by you.

(b)	Business Term Loan

i.	A facility fee, computed as a percentage of the quantum of the Business Term Loan granted and as notified to you by the Bank in the Notification Letter, shall be levied upon first disbursement of, and deducted upfront from, the Business Term Loan amount disbursed.

ii.	Where the Business Term Loan is disbursed progressively, a cancellation fee, computed as a percentage of the undisbursed amount of the Business Term Loan granted, which percentage shall be that as stated in the Notification Letter, shall be levied if the Business Term Loan is not or cannot be fully drawn down for whatever reason within six (6) months from the date of its first disbursement.

(c)	Business Revolving Short Term Loan Facility

i.	An annual fee shall be payable before the Business Revolving Short Term Loan is first made available to you, or such other date as the Bank may determine from time to time, and thereafter on the anniversary date of each succeeding year. The annual fee shall be computed as a percentage of the aggregate of the Business Credit Approved Limit as at the date on which the annual fee falls due, which percentage shall be as stated in the Notification Letter

ii.	Any increase or decrease in the Business Credit Approved Limit shall be subject to a processing fee, computed as a percentage of the incremental quantum of the revised Business Credit Approved Limit, which percentage shall be as stated in the Notification Letter.

(d)	Working Capital Loan

i.	A facility fee, computed at such rate as may be notified to you by the Bank on the quantum of the Working Capital Loan, shall be levied upon disbursement.

(e)	Green Development Capital Loan

i.	A facility fee, computed at such rate as may be notified to you by the Bank on the quantum of the Green Development Capital Loan, shall be levied upon disbursement.

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13.	Additional Events of Default

The following shall, in relation to the Working Capital Loan and/or Green Development Capital Loan constitute additional events of default under the Standard Terms and Conditions Governing Banking Facilities:

(a)	if any information confirmation warranty undertaking and/or representation made by you to Enterprise Singapore in connection with the Working Capital Loan, and/or Green Development Capital Loan, as the case may be, is not complied with or is found to be incorrect or false in any respect or ceases to be correct or true in any respect;

(b)	if you are not or cease to be eligible (under the criteria prescribed by Enterprise Singapore) for facilities granted under the Working Capital Loan Programme and/or the Green Development Capital Loan Programme (as the case may be), or you commit or threaten to commit a breach or neglects or fails to observe and perform any of the terms and conditions imposed by Enterprise Singapore on borrowers under the Working Capital Loan Programme and/or the Green Development Capital Loan Programme (as the case may be) and/or on credit facilities granted thereunder;

(c)	without prejudice to the generality of the paragraph above, if you apply for or obtain any other loan or credit facility under the Working Capital Loan Programme and/or the Green Development Capital Loan Programme (as the case may be); and

(d)	if the Bank determines that to allow all or part of the Working Capital Loan and/or Green Development Capital Loan to remain outstanding and/or to carry out all or any of its other obligations under these Terms and Conditions or any other agreement(s) with you would be contrary to any directive, regulation, requirement or condition of the Enterprise Singapore or give rise to a breach of any agreement made between the Enterprise Singapore and the Bank and/or you.

14.	Other Terms and Conditions

(a)	You shall examine the Statement of Account which shall be conclusive and binding as regards the amounts owing under an Account unless the Bank shall be in receipt of your written notification of any discrepancies in respect thereof within 7 days after posting dispatch or delivery of the respective Statement of Account. The decision given by the Bank in respect of any such discrepancies duly notified by you shall be final conclusive and binding on you and the sureties for all purposes whatsoever.

(b)	The Working Capital Loan and/or Green Development Capital Loan shall at all times be subject to the approval of Enterprise Singapore. In the event that such approval is not obtained or (if given) subsequently withdrawn, then the Bank may terminate the Working Capital Loan and/or Green Development Capital Loan upon written notice to you. In that event, the whole of the principal sum of the Working Capital Loan and/or Green Development Capital Loan, as the case may be, or any part thereof for the time being outstanding and remaining unpaid together with interest thereon and all other monies due and owing (including contingent liabilities) shall immediately become due and payable.

(c)	You confirm that the aggregate of all principal amounts outstanding under the Working Capital Loan granted to you by the Bank under the Working Capital Loan Programme and any other financial institutions does not at any time exceed the limit stipulated by Enterprise Singapore under the Enterprise Financing Scheme (EFS) (as set out at: https://www.enterprisesg.gov.sg/financial-support/enterprise-financing-scheme---sme-working-capital).).

For the avoidance of doubt, if the aggregate of all principal amounts outstanding under your existing Working Capital Loans granted to you by the Bank and any other financial institutions exceeds the EFS stipulated limit, you are not allowed to apply for further Working Capital Loans or draw down any existing Working Capital Loans until you repay and reduce the aggregate of all principal amounts outstanding under your existing Working Capital Loans to an amount less than the EFS stipulated limit, in which case you are only allowed to apply to borrow or draw down further Working Capital Loans insofar as the aggregate of such further Working Capital Loans and the aggregate of all principal amounts outstanding under your existing Working Capital Loans does not exceed the EFS stipulated limit. In addition, but without prejudice to the aforesaid, you confirm that you do not maintain nor have applied for any loan under the Enterprise Financing Scheme that would render you incapable of qualifying for the Working Capital Loan.

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(d)	You confirm that the aggregate of all principal amounts outstanding under the Green Development Capital Loan granted to you by the Bank under the Green Development Capital Loan Programme and any other financial institutions does not at any time exceed the limit stipulated by Enterprise Singapore under the Enterprise Financing Scheme (EFS) (as set out at: https://www.enterprisesg.gov.sg/financial-support/enterprise-financing-scheme---green).

For the avoidance of doubt, if the aggregate of all principal amounts outstanding under your existing Green Development Capital Loan granted to you by the Bank and any other financial institutions exceeds the EFS stipulated limit, you are not allowed to apply for further Green Development Capital Loan or draw down any existing Green Development Capital Loan until you repay and reduce the aggregate of all principal amounts outstanding under your existing Green Development Capital Loan to an amount less than the EFS stipulated limit, in which case you are only allowed to apply to borrow or draw down further Green Development Capital Loan insofar as the aggregate of such further Green Development Capital Loan and the aggregate of all principal amounts outstanding under your existing Green Development Capital Loan does not exceed the EFS stipulated limit. In addition, but without prejudice to the aforesaid, you confirm that you do not maintain nor have applied for any loan under the Enterprise Financing Scheme that would render you incapable of qualifying for the Green Development Capital Loan.

(e)	You confirm that the aggregate of all principal amounts outstanding under the Enterprise Financing Scheme (EFS) granted to your Group by the Bank and any other financial institutions collectively does not at any time exceed the overall borrower group limit exposure for EFS-Green and EFS stipulated by Enterprise Singapore. The term “Group” as used in this clause would consist of (i) you, (ii) any company which owns more than 50% of your total shareholding (“your parent”) and each company at each shareholding level above your parent and which owns more than 50% of the shareholding of the company below it, including your Ultimate Parent Company (iii) any company where you own more than 50% of its total shareholding (“your subsidiary”) and each company at each shareholding level below your subsidiary and which is more than 50% owned by the company above it and (iv) any company where your Ultimate Parent Company owns more than 50% of its total shareholding (“UPC subsidiary”) and each company at each shareholding level below the UPC subsidiary and which is more than 50% owned by the company above it. The term “Ultimate Parent Company” as used in this clause means a company that owns (whether directly or indirectly) more than 50% of your total shareholding and which is not itself owned by any other company.

(f)	You shall maintain an operating account with the Bank for the purpose of all your banking transactions for as long as you have credit facilities with the Bank. You shall also, on a best efforts basis, utilize the services provided by the Bank associated with this account and to conduct all your banking transactions through the Bank using this account.

15.	Governing Law

These Terms and Conditions shall be governed by and construed in accordance with the laws of the Republic of Singapore and you irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore. A person who is not a party to any agreement governed by these Terms and Conditions has no right under the Contracts (Rights of Third Parties) Act (Cap. 53B) to enforce any of these Terms and Conditions.

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16.	Right to Vary

(a)	The Bank shall have the absolute discretion to vary, modify and supplement these Terms and Conditions (the “Variations”) and the Variations shall be deemed to be part of the same and be binding upon you and/or the Surety. Such Variation(s) shall take effect from the date stated in the notice, which in most instances, shall be no less than 30 days from the date of the notice. The aforesaid notice may be given to you and the Surety via:

i.	publishing such Variations in the Statement(s) of Account sent to you;

ii.	displaying such Variations at our branches or automated teller machines

iii.	our website(s);

iv.	letter or electronic mail;

v.	publishing such variations in any newspapers; and / or

vi.	such other means of communication as we may determine at our absolute discretion.

Upon such communication, exhibition or publication, you and the Surety shall be deemed to have notice of such Variations.

(b)	If you or the Surety do not accept the Variations, you shall forthwith repay to us all monies owing under the Loan(s). Where you continue to use the Loan or if the Loan remains outstanding after such notification, you and the Surety shall be deemed to have agreed with and accepted the Variations.

(c)	The Bank may at any time at our absolute discretion vary the amount of any fees or charges payable by you as stated in the Notification Letter and/or in the Bank’s Business Pricing Guide. The Bank shall notify you and the Surety of such variations, which shall take effect from the date stated in the notice, which in most instances shall be no less than 30 days from the date of the notice.

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